                                  EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Home Loan Financial Corporation (the "Company") on Form 10-KSB for the year ended June 30, 2003, as filed with the Securities and Exchange Commission on the date of this Certification (the "Report"), I, Preston W. Bair, the Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Preston W. Bair
--------------------------------------------
Preston W. Bair, Chief Financial Officer

Date:  September 29, 2003



                                                                             51.